DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND:
U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III)
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FIVE OPTIONS HERE: DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III)). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND
AND YOUR INVESTMENT IN IT.   I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR
PROXY IF YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (FIVE OPTIONS: DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III) PROXY MATERIAL? THE PACKAGE WAS DATED MID-MARCH. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting May 9th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MAY 9TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 617-871-2569. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON MAY 9TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 617-871-2569.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.
If YES: Conference in Fidelity at 1-800-843-3001, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ ( FIVE OPTIONS: DAILY MONEY
FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-843-3001. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/ her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO
 CALL THEM AT ANOTHER TIME.  THE PHONE NUMBER IS 1-800-843-3001.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 843-3001. (end call) If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and  the last 4 digits of his/her social security
number.   Record the shareholder's vote on the proposal.
  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN." (FIVE OPTIONS):
DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS)
 THE PROPOSALS ARE " (1)TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND; (2) TO APPROVE A NEW DISTRIBUTION AND SERVICE PLAN FOR INITIAL CLASS SHARES OF THE FUND; (3) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR THE FUND; (4) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF MONEY MARKET PORTFOLIO FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER; (5) TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS FOR THE FUND." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?" DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (INITIAL CLASS)
THE PROPOSALS ARE "(1) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND; (2) TO APPROVE A NEW DISTRIBUTION AND SERVICE PLAN FOR INITIAL CLASS SHARES OF THE FUND; (3) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR THE FUND; (4) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF U.S. TREASURY PORTFOLIO FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER; (5) TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS FOR THE FUND." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?" DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B)
THE PROPOSALS ARE "(1) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND; (2) TO APPROVE A NEW DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES OF THE FUND; (3) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR THE FUND; (4) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF U.S. TREASURY PORTFOLIO FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER; (5) TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS FOR THE FUND." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?" DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS)
 THE PROPOSALS ARE "(1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF DAILY TAX-EXEMPT MONEY FUND; (3) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND; (4) TO APPROVE A NEW DISTRIBUTION AND SERVICE PLAN FOR INITIAL CLASS SHARES OF THE FUND; (5) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR THE FUND; (6) TO AMEND DAILY TAX-EXEMPT MONEY FUND'S TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III)
THE PROPOSALS ARE "(1) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND; (2) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER." DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)
 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MAY 9TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 617-871-2569. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND:
U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III)
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

 DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY
FUND: U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III)
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FIVE OPTIONS HERE: DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (FIVE OPTIONS: DAILY MONEY FUND: MONEY MARKET PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (INITIAL CLASS), DAILY MONEY FUND: U.S. TREASURY PORTFOLIO (CLASS B), DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS), DAILY MONEY FUND: TREASURY ONLY (CLASS I, CLASS II, CLASS III), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL ME AT 1-800-843-3001. THANK YOU FOR YOUR TIME.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A. If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
DAILY TAX-EXEMPT MONEY FUND (INITIAL CLASS)
(solid bullet) (solid bullet)To elect a Board of Trustees.
(solid bullet) (solid bullet)To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
(solid bullet) (solid bullet)To approve an amended Management Contract for the fund.
(solid bullet) To approve a new Distribution and Service Plan for Initial Class shares of the fund.
(solid bullet) (solid bullet)To amend the fundamental investment limitation concerning diversification for the fund.
(solid bullet) To amend the fund's Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
 (solid bullet)MONEY MARKET PORTFOLIO (INITIAL CLASS)
(solid bullet) (solid bullet)To approve an amended Management Contract for the fund.
(solid bullet) (solid bullet)To approve a new Distribution and Service Plan for Initial Class shares of the fund.
(solid bullet) (solid bullet)To amend the fundamental investment limitation concerning diversification for the fund.
(solid bullet) (solid bullet)To approve an Agreement and Plan providing for the reorganization of U.S. Treasury Portfolio and Money Market Portfolio from separate series of one Delaware business trust to another.
(solid bullet) (solid bullet)To eliminate the fundamental investment limitation concerning writing or purchasing put or call options for the fund.
 (solid bullet)U.S. TREASURY PORTFOLIO (INITIAL CLASS)
(solid bullet) (solid bullet)To approve an amended Management Contract for the fund.
(solid bullet) (solid bullet)To approve a new Distribution and Service Plan for Initial Class shares of the fund.
(solid bullet) (solid bullet)To amend the fundamental investment limitation concerning diversification for the fund.
(solid bullet) (solid bullet)To approve an Agreement and Plan providing for the reorganization of U.S. Treasury Portfolio and Money Market Portfolio from separate series of one Delaware business trust to another.
(solid bullet) (solid bullet)To eliminate the fundamental investment limitation concerning writing or purchasing put or call options for the fund.
 (solid bullet)U.S. TREASURY PORTFOLIO (CLASS B)
(solid bullet) (solid bullet)To approve an amended Management Contract for the fund.
(solid bullet) (solid bullet)To approve a new Distribution and Service Plan for Class B shares of the fund.
(solid bullet) (solid bullet)To amend the fundamental investment limitation concerning diversification for the fund.
(solid bullet) (solid bullet)To approve an Agreement and Plan providing for the reorganization of U.S. Treasury Portfolio and Money Market Portfolio from separate series of one Delaware business trust to another.
(solid bullet) (solid bullet)To eliminate the fundamental investment limitation concerning writing or purchasing put or call options for the fund.
Q. WHY ARE U.S. TREASURY PORTFOLIO, MONEY MARKET PORTFOLIO, AND DAILY TAX-EXEMPT MONEY FUND EACH PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
A. In conjunction with proposals to adopt new Distribution and Service Plans for the Initial Classes of each fund and Class B of U.S. Treasury Portfolio, amendments to each fund's management contract are proposed to simplify the expense structure of each fund. The amended management contracts provide for a more straightforward fee structure, making the expenses of each fund more transparent, and easier to understand.
Q. WHY ARE THE INITIAL CLASSES OF EACH FUND AND CLASS B OF U.S. TREASURY PORTFOLIO PROPOSING THE ADOPTION OF NEW DISTRIBUTION AND SERVICE PLANS?
A. In conjunction with proposals to amend each fund's Management Contract, the principal reason the new Distribution and Service Plans are being proposed is to simplify the expense and compensation structure of each fund. The new Distribution and Service Plans provide for a more straightforward fee structure, making the expenses of each fund more transparent, and easier to understand.
Q. WHY ARE U.S. TREASURY PORTFOLIO AND MONEY MARKET  PORTFOLIO
REORGANIZING FROM ONE DELAWARE BUSINESS TRUST  TO ANOTHER?
A. Each Fund is presently organized as a series of Daily Money Fund (DMF), a Delaware business trust, which has six series of shares or funds. The Board of Trustees unanimously recommends reorganization of U.S. Treasury Portfolio and Money Market Portfolio to separate series of Daily Tax-Exempt Money Fund (the Trust) which will succeed to the business of each Fund. Moving the Funds from DMF to the Trust will consolidate and streamline production and mailing of shareholder reports and legal documents. The proposed change will have no material effect on shareholders or management of the fund.
Q. WITH RESPECT TO THE PROPOSAL REGARDING EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THIS AMENDMENT AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that these proposals are in the best interest of each fund's shareholders, and will not affect each fund's investment philosophy.
Q. WHY ARE U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO PROPOSING TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS FOR THE FUND?
A. The Board of Trustees believes that each fund's current limitation unnecessarily restricts each fund from taking advantage of potential investment opportunities and techniques that are consistent with each fund's investment objective, and believes that this proposal is in the best interest of each fund's shareholders.
Q. WHAT IS MEANT BY DOLLAR-BASED VOTING RIGHTS, AND WHY IS IT BEING PROPOSED FOR DAILY TAX-EXEMPT MONEY FUND?
A. The proposed amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than with the number of shares held. Currently, since there are only money market funds in the Trust, which are managed to maintain a stable $1.00 NAV, this proposed change will not affect the voting rights of fund shareholders on votes requiring trust-wide participation. Please see the Proxy Statement for more detail.
Q. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?
A. The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees and the ratification of the selection of Price Waterhouse LLP as independent accountants for Daily Tax-Exempt Money Fund are explained clearly in the funds' Proxy Statement. If you have any questions regarding these, or any of the aforementioned proposals, please call Fidelity Client Services at 800-843-3001.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of each fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-843-3001.